Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Receivables [Abstract]
Accounts receivable	$ 118,788	737,030		466,965
Allowance for doubtful accounts	(54)	(335)	(202)	(1,253)	(1,161)
Total	$ 118,734	736,695		465,712